Exhibit 10.12

[***] Certain information in this document has been excluded. Such excluded information is not material and is the type that the registrant treats as private or confidential.

ADDENDUM NO. 3

TO PLATFORM SERVICES, TRANSFER AGENT AND REGISTRAR AGREEMENT

This Addendum No. 3 (this “Addendum No. 3”) is made as of the 13th day of January , 2025 (the “Addendum Effective Date”) and supplements and amends that certain PLATFORM SERVICES, TRANSFER AGENT AND REGISTRAR AGREEMENT (together with its addendums, the “Agreement”) between SECURITIZE, LLC, a Delaware limited liability company (“Securitize”) and BLACKROCK USD INSTITUTIONAL DIGITAL LIQUIDITY FUND LTD. (the “Issuer” or “BlackRock”). Capitalized terms used but not defined in this Addendum No. 3 shall have the meanings set forth in the Agreement.

WHEREAS, the Issuer and Securitize have entered into the Agreement whereby Securitize is providing transfer agency related services to Issuer (the “Services”);

WHEREAS, the Issuer and Securitize have entered into Addendum No. 1 to the Agreement (“Addendum No. 1”) to address certain operational and framework risks and amend the Agreement;

WHEREAS, the Issuer and Securitize have entered into Addendum No. 2 to the Agreement (“Addendum No. 2”) to address certain additional items, which added additional obligations on each Party; and

WHEREAS, the Issuer and Securitize wish to enter into this Addendum No. 3 to address certain additional items and which will add additional obligations on each Party as set forth below.

NOW, THEREFORE, in consideration of the terms and conditions stated herein, the Parties hereto hereby agree as follows:

1.	General Terms. For the purposes of this Addendum No. 3:

1.1. To the extent this Addendum No. 3 includes any additional terms and conditions that may conflict with the Agreement, such terms and conditions in this Addendum No. 3 shall apply in priority to the terms contained in the Agreement.

1.2. The Parties further represent and warrant that this Addendum No. 3 will constitute legal, valid and binding obligations of them enforceable against each of them.

1.3. Upon the Addendum Effective Date, this Addendum No. 3 will be considered part of the Agreement, subject to the rights, obligations and liabilities set forth in the Agreement, including without limitation, any right of either Party to enforce the obligations contained in this Addendum No. 3 pursuant to the terms of the Agreement.

1.4. References herein to actions, consents, approvals or affirmative steps to be taken by Issuer may be taken directly by any appropriately authorized agent of the Issuer, on Issuer’s behalf.

1.5. Complete Understanding; Modification. The Agreement (which includes this Addendum No. 3, Addendum No. 2 and Addendum No. 1) constitutes the complete and exclusive understanding and agreement of the Parties with respect to the subject matter hereof and supersedes all prior understandings and agreements, whether written or oral, with respect to the subject matter hereof. Any waiver, modification or amendment of any provision of the Agreement will be effective only if in writing and signed by the Parties hereto. To the extent that Securitize is already bound by a duty of confidentiality to Issuer, nothing in this Agreement will relieve or diminish those duties.

2.	[***] Blockchain Bridging.

2.1. In recognition of Securitize entering into an arrangement with [***], a [***] company (“[***]”), pursuant to which [***] has agreed to, among other things, provide a generic cross-chain messaging protocol in connection with facilitating data transfers relating to tokenized digital assets between blockchains on the Partner Platform (collectively, the “[***] Services”), and in accordance with the requirements of Section 2 of Addendum No. 1, Issuer hereby consents to the sub-contracting by Securitize to [***] for the [***] Services insofar as the requirements of this Addendum No. 3 are satisfied. Securitize represents and warrants that Securitize is solely responsible for the selection, use, monitoring and oversight of [***] and the [***] Services.

2.2. Securitize agrees with the Issuer that Securitize shall be responsible for all acts and omissions of [***] in connection with the [***] Services, and Securitize hereby agrees to defend, indemnify and hold the Issuer Indemnitees harmless from and against any Losses incurred by any Issuer Indemnitees arising from the [***] Services. The terms of Section 13.5 of the Agreement shall apply with respect to any such claims for indemnification.

2.3.	Issuer hereby consents to the use of the [***] Services provided that:

a.	Securitize complies with its obligations under this Section 2.

b.	Securitize shall provide the maintenance of a real-time monitoring system which shall be designed to detect if the total token balance of Issuer, taking into account the aggregate balance of Issuer across all blockchains on which the Issuer is integrated and which are covered by the [***]’s Services, changes as the result of any particular [***] Service. Such service monitoring shall be conducted by checking to ensure that all issuances and burns related to the use of [***] Services are in the correct amounts, and if such amounts are incorrect, promptly taking action to investigate, freeze, and/or remediate any incorrect token issuances or burns.

c.	Securitize shall have the ability to monitor all bridging transactions utilizing [***] Services. Securitize shall review all transfers in excess of [***] USD (calculated on a daily basis), or such other specific dollar amount which shall be communicated to Securitize by Issuer in accordance with the Notices provision of the Agreement, between blockchains. Additionally, Securitize shall use a risk- based approach to further develop an automated transaction monitoring program and maintain internal controls and procedures that are reasonably designed to detect and identify suspicious activity of all bridging transactions. Securitize shall use the definitions provided in the applicable rules and regulations promulgated under the Bank Secrecy Act and/or Securitize’s AML/Sanctions Program to determine what activity may be considered suspicious or fraudulent. Suspicious activity may include activity such as excessive intra-day bridging transactions, bridging transactions followed by immediate liquidation, bridging transactions followed by an immediate Peer-to-Peer transaction and/or any other activity Securitize determines to be considered suspicious or fraudulent. Any suspicious or fraudulent activity identified shall be reported to Securitize’s AML Officer who shall take any required action under applicable law and shall promptly notify the Issuer’s Financial Crime team and the Issuer’s MLRO of such activity to the extent permitted under applicable law.

d.	Securitize shall require the prior written consent of Issuer before Securitize amends any security related requirements of Securitize with respect to [***], the [***] Services, or the Issuer.

2.4 Securitize represents and warrants to Issuer that it has conducted and provided to Issuer the results of a detailed risk assessment on [***] that assessed [***]’s security posture and applicable security protection in accordance with Section 14.1, Exhibit E of Addendum No. 1. Securitize shall ensure that [***] will maintain processes that are equivalent to those required of Securitize in Addendum No. 1 with respect to [***]’s facilities, systems and personnel.

3.	Amendment.

a.	The below language is hereby added to the bottom of the Section 2(ii)-Compliance- Transaction Monitoring table within Exhibit D of the Agreement (for the avoidance of doubt, between R057 and R062) as follows:

R079	[***] Services Monitoring	Securitize and/or its Affiliates shall perform ongoing monitoring of [***] Services to detect if any bridging transaction is materially delayed and will provide notification to Issuer of any such materially delayed transaction	--	[***]	[***]	[***]
R080	[***] Services Monitoring	Securitize and/or its Affiliates shall perform an analysis of any unintentionally failed bridging transaction resulting from the [***] Services and communicate the results of such analysis to Issuer.	--	[***]	[***]	[***]

				[***]	[***]	[***]
R081	[***] Services Monitoring	Securitize and/or its Affiliates shall review and analyze any transfer in excess of [***], or other dollar amount communicated by Issuer, as well as reasonably suspicious activity		[***]	[***]	[***]
R082	[***] Services Remediation	Securitize and/or its Affiliates shall always have the ability to lock or burn any improperly minted tokens that result from the use of [***] Services	--	[***]	[***]	[***]
R083	[***] Transaction Monitoring	Securitize and/or its Affiliates shall perform ongoing transaction monitoring of all bridging activity conducted via [***] Services to detect suspicious activity as defined in 2.3(c).		[***]	[***]	[***]

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have signed this Addendum No. 3 as of the Addendum Effective Date.

SECURITIZE, LLC		BlackRock USD Institutional Digital Liquidity Fund Ltd.

By:	/s/ Michael Sonnenshein	By:	/s/ Noelle L ’Heureux
Name:	Michael Sonnenshein	Name:	Noelle L ’Heureux
Title:	COO	Title:	Managing Director
Date:	01/13/2025	Date:	01/13/2025

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